NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,951.08
                      = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,726.08
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   697.55
- Mortality & Expense Charge****     $   158.60
+ Hypothetical Rate of Return*****  ($   193.84)
                                     ----------
=                                    $   16,951 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                         COI
              -----                         ---
                1                       $ 58.06
                2                       $ 58.07
                3                       $ 58.08
                4                       $ 58.10
                5                       $ 58.11
                6                       $ 58.12
                7                       $ 58.14
                8                       $ 58.15
                9                       $ 58.16
               10                       $ 58.18
               11                       $ 58.19
               12                       $ 58.20

               Total                    $697.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------
                1               ($ 16.60)
                2               ($ 16.52)
                3               ($ 16.44)
                4               ($ 16.36)
                5               ($ 16.27)
                6               ($ 16.19)
                7               ($ 16.11)
                8               ($ 16.03)
                9               ($ 15.95)
               10               ($ 15.87)
               11               ($ 15.79)
               12               ($ 15.71)

            Total               ($193.84)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,951.08
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   13,347 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $20,406.27
                      = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $16,026.50
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   692.37
- Mortality & Expense Charge****     $   179.36
+ Hypothetical Rate of Return*****   $   976.51
                                     ----------
=                                    $   20,406 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                 COI
              -----                 ---
                1                  $ 57.70
                2                  $ 57.70
                3                  $ 57.70
                4                  $ 57.70
                5                  $ 57.70
                6                  $ 57.70
                7                  $ 57.70
                8                  $ 57.70
                9                  $ 57.69
               10                  $ 57.69
               11                  $ 57.69
               12                  $ 57.69

               Total               $692.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                   $ 81.18
                2                   $ 81.22
                3                   $ 81.25
                4                   $ 81.29
                5                   $ 81.32
                6                   $ 81.36
                7                   $ 81.39
                8                   $ 81.43
                9                   $ 81.46
               10                   $ 81.50
               11                   $ 81.53
               12                   $ 81.57

               Total                $976.51

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $20,406.27
- Year 5 Surrender Charge        $ 3,604.00
                                 ----------
=                                $   16,802 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $24,462.89
                      = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $18,621.34
+ Annual Premium*                     $ 4,500.00
- Premium Expense Charge**            $   225.00
- Monthly Deduction***                $   686.42
- Mortality & Expense Charge****      $   202.77
+ Hypothetical Rate of Return*****    $ 2,455.74
                                      ----------
=                                     $   24,463 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 57.31
                2                  $ 57.29
                3                  $ 57.27
                4                  $ 57.25
                5                  $ 57.23
                6                  $ 57.21
                7                  $ 57.19
                8                  $ 57.17
                9                  $ 57.15
               10                  $ 57.13
               11                  $ 57.11
               12                  $ 57.09

               Total               $686.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  198.51
                2                 $  199.60
                3                 $  200.69
                4                 $  201.79
                5                 $  202.91
                6                 $  204.03
                7                 $  205.16
                8                 $  206.30
                9                 $  207.44
               10                 $  208.60
               11                 $  209.77
               12                 $  210.94

            Total                 $2,455.74

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $24,462.89
- Year 5 Surrender Charge            $ 3,604.00
                                     ----------
=                                    $   20,859 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $118,965.89
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $96,350.23
+ Annual Premium*                    $30,000.00
- Premium Expense Charge**           $ 1,500.00
- Monthly Deduction***               $ 3,424.53
- Mortality & Expense Charge****     $ 1,106.91
+ Hypothetical Rate of Return*****  ($ 1,352.89)
                                     ----------
=                                    $  118,966 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                 $  284.97
                2                 $  285.04
                3                 $  285.12
                4                 $  285.19
                5                 $  285.27
                6                 $  285.34
                7                 $  285.42
                8                 $  285.49
                9                 $  285.57
               10                 $  285.64
               11                 $  285.71
               12                 $  285.79

            Total                 $3,424.53

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1              ($  115.25)
                2              ($  114.79)
                3              ($  114.33)
                4              ($  113.87)
                5              ($  113.42)
                6              ($  112.96)
                7              ($  112.51)
                8              ($  112.06)
                9              ($  111.60)
               10              ($  111.15)
               11              ($  110.70)
               12              ($  110.25)

            Total              ($1,352.89)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $118,965.89
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    98,126 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $142,986.72
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $112,315.64
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,388.56
- Mortality & Expense Charge****     $  1,250.92
+ Hypothetical Rate of Return*****   $  6,810.55
                                     -----------
=                                    $   142,987 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                     COI
             -----                     ---
                1                $  282.53
                2                $  282.50
                3                $  282.48
                4                $  282.45
                5                $  282.42
                6                $  282.39
                7                $  282.37
                8                $  282.34
                9                $  282.31
               10                $  282.28
               11                $  282.26
               12                $  282.23

            Total                $3,388.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                 $  563.58
                2                 $  564.30
                3                 $  565.01
                4                 $  565.73
                5                 $  566.45
                6                 $  567.17
                7                 $  567.89
                8                 $  568.62
                9                 $  569.35
               10                 $  570.08
               11                 $  570.82
               12                 $  571.55
               Total              $6,810.55

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $142,986.72
- Year 5 Surrender Charge        $ 20,840.00
                                 -----------
=                                $   122,147 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $171,165.69
                     = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $130,310.73
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  3,347.25
- Mortality & Expense Charge****     $  1,413.20
+ Hypothetical Rate of Return*****   $ 17,115.42
                                     -----------
=                                    $   171,166 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

                  Month                COI
                  -----                ---
                    1            $  279.79
                    2            $  279.64
                    3            $  279.48
                    4            $  279.33
                    5            $  279.18
                    6            $  279.02
                    7            $  278.87
                    8            $  278.71
                    9            $  278.55
                   10            $  278.39
                   11            $  278.23
                   12            $  278.07

                Total            $3,347.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                $ 1,377.92
                2                $ 1,386.48
                3                $ 1,395.11
                4                $ 1,403.80
                5                $ 1,412.57
                6                $ 1,421.41
                7                $ 1,430.32
                8                $ 1,439.30
                9                $ 1,448.36
               10                $ 1,457.49
               11                $ 1,466.69
               12                $ 1,475.97

            Total                $17,115.42

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $171,165.69
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   150,326 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,118.96
                      = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,107.92
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   926.36
- Mortality & Expense Charge****     $   151.92
+ Hypothetical Rate of Return*****  ($   185.68)
                                     ----------
=                                    $   16,119 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                   $ 69.59
                2                   $ 69.61
                3                   $ 69.63
                4                   $ 69.65
                5                   $ 69.67
                6                   $ 69.69
                7                   $ 69.71
                8                   $ 69.73
                9                   $ 69.75
               10                   $ 69.76
               11                   $ 69.78
               12                   $ 69.80

            Total                   $836.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month               Interest
              -----               --------
                1                ($ 16.01)
                2                ($ 15.91)
                3                ($ 15.81)
                4                ($ 15.72)
                5                ($ 15.62)
                6                ($ 15.52)
                7                ($ 15.42)
                8                ($ 15.33)
                9                ($ 15.23)
               10                ($ 15.13)
               11                ($ 15.03)
               12                ($ 14.94)

            Total                ($185.68)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $16,118.96
- Year 5 Surrender Charge        $ 3,604.00
                                 ----------
=                                $   12,515 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,455.41
                     = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $15,336.15
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   920.36
- Mortality & Expense Charge****     $   172.04
+ Hypothetical Rate of Return*****   $   936.67
                                     ----------
=                                    $   19,455 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 69.18
                2                  $ 69.19
                3                  $ 69.19
                4                  $ 69.19
                5                  $ 69.19
                6                  $ 69.20
                7                  $ 69.20
                8                  $ 69.20
                9                  $ 69.20
               10                  $ 69.21
               11                  $ 69.21
               12                  $ 69.21

            Total                  $830.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                 Interest
              -----                 --------
                1                   $ 78.34
                2                   $ 78.29
                3                   $ 78.24
                4                   $ 78.19
                5                   $ 78.13
                6                   $ 78.08
                7                   $ 78.03
                8                   $ 77.98
                9                   $ 77.93
               10                   $ 77.87
               11                   $ 77.82
               12                   $ 77.77

               Total                $936.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $19,455.41
- Year 5 Surrender Charge      $ 3,604.00
                               ----------
=                              $   15,851 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $23,377.34
                      = $400,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,851.90
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   913.47
- Mortality & Expense Charge****     $   194.75
+ Hypothetical Rate of Return*****   $ 2,358.66
                                     ----------
=                                    $   23,377 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                  $ 68.73
                2                  $ 68.71
                3                  $ 68.69
                4                  $ 68.67
                5                  $ 68.65
                6                  $ 68.63
                7                  $ 68.61
                8                  $ 68.59
                9                  $ 68.58
               10                  $ 68.56
               11                  $ 68.54
               12                  $ 68.52

               Total               $823.47

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                 $  191.66
                2                 $  192.53
                3                 $  193.40
                4                 $  194.28
                5                 $  195.17
                6                 $  196.06
                7                 $  196.96
                8                 $  197.87
                9                 $  198.79
               10                 $  199.71
               11                 $  200.64
               12                 $  201.58

               Total              $2,358.66

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $23,377.34
- Year 5 Surrender Charge        $ 3,604.00
                                 ----------
=                                $   19,773 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $108,558.60
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $88,400.41
+ Annual Premium*                    $30,000.00
- Premium Expense Charge**           $ 1,500.00
- Monthly Deduction***               $ 6,069.72
- Mortality & Expense Charge****     $ 1,022.44
+ Hypothetical Rate of Return*****  ($ 1,249.65)
                                     ----------
=                                    $  108,559 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  497.29
                2                $  497.48
                3                $  497.67
                4                $  497.85
                5                $  498.04
                6                $  498.22
                7                $  498.40
                8                $  498.59
                9                $  498.77
               10                $  498.96
               11                $  499.14
               12                $  499.32

               Total             $5,979.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month              Interest
              -----              --------
                1              ($  107.69)
                2              ($  107.04)
                3              ($  106.39)
                4              ($  105.74)
                5              ($  105.10)
                6              ($  104.45)
                7              ($  103.81)
                8              ($  103.17)
                9              ($  102.53)
               10              ($  101.88)
               11              ($  101.24)
               12              ($  100.61)

               Total           ($1,249.65)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $108,558.60
- Year 5 Surrender Charge        $ 20,840.00
                                 -----------
=                                $    87,719 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $131,054.66
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $103,418.39
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  6,011.02
- Mortality & Expense Charge****     $  1,158.14
+ Hypothetical Rate of Return*****   $  6,305.43
                                     -----------
=                                    $   131,055 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                     COI
              -----                     ---
                1                 $  493.31
                2                 $  493.33
                3                 $  493.35
                4                 $  493.37
                5                 $  493.39
                6                 $  493.41
                7                 $  493.43
                8                 $  493.45
                9                 $  493.47
               10                 $  493.48
               11                 $  493.50
               12                 $  493.52

               Total              $5,921.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                 --------
                1                 $  527.03
                2                 $  526.74
                3                 $  526.46
                4                 $  526.18
                5                 $  525.89
                6                 $  525.60
                7                 $  525.31
                8                 $  525.02
                9                 $  524.73
               10                 $  524.44
               11                 $  524.15
               12                 $  523.86

               Total              $6,305.43

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $131,054.66
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   110,215 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $157,500.20
                      = $2,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $120,373.80
+ Annual Premium*                    $ 30,000.00
- Premium Expense Charge**           $  1,500.00
- Monthly Deduction***               $  5,943.50
- Mortality & Expense Charge****     $  1,311.29
+ Hypothetical Rate of Return*****   $ 15,881.19
                                     -----------
=                                    $   157,500 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

              Month                    COI
              -----                    ---
                1                $  488.82
                2                $  488.64
                3                $  488.46
                4                $  488.27
                5                $  488.08
                6                $  487.90
                7                $  487.71
                8                $  487.51
                9                $  487.32
               10                $  487.13
               11                $  486.93
               12                $  486.73

               Total             $5,853.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

              Month                Interest
              -----                --------
                1                $ 1,289.67
                2                $ 1,295.64
                3                $ 1,301.66
                4                $ 1,307.73
                5                $ 1,313.85
                6                $ 1,320.02
                7                $ 1,326.25
                8                $ 1,332.52
                9                $ 1,338.84
               10                $ 1,345.22
               11                $ 1,351.65
               12                $ 1,358.13

               Total             $15,881.19

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $157,500.20
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   136,660 (rounded to the nearest dollar)